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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2001
                                                 --------------


                           MICROSTRATEGY INCORPORATED
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                               0-24435               51-0323571
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

8000 Towers Crescent Drive, Vienna, Virginia              22182
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:   (703) 848-8600
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         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 5.  Other Events.

     On March 7, 2001, the Registrant issued a press release announcing that Sanju K. Bansal, vice chairman and chief operating officer, has adopted a new asset diversification plan in place of the plan announced on February 6, 2001.
A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
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EXHIBIT   DESCRIPTION

99.1 Press Release regarding new asset diversification plan adopted by Sanju K. Bansal, dated as of March 7, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MicroStrategy Incorporated
                                         (Registrant)


                                         By: /s/ Eric F. Brown
                                            -----------------------------------
                                         Name: Eric F. Brown
                                         Title:President and Chief Financial
                                               Officer


Date:  March 8, 2001